EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER & CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Reliant Service Inc. (the “Company”) on Form 10-Q for the period ending January 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stanislav Augustin, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 17th day of March, 2017.

By:	/s/ Stanislav Augustin
Stanislav Augustin
Chief Executive Officer & Chief Financial Officer